SCUDDER
                                                                     INVESTMENTS

Scudder Growth and Income Fund

Supplement to the currently effective prospectuses

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Effective August 19, 2003, the following information replaces the disclosure for
Scudder Growth and Income Fund in "The portfolio managers" section of the prospectus:

The following people handle the day-to-day management of the fund:

Gregory S. Adams                        Andrew Brudenell
CFA, Managing Director of Deutsche      CFA, Vice President of Deutsche Asset
Asset Management and Lead Portfolio     Management and Portfolio Manager of
Manager of the fund.                    the fund.
  o Joined Deutsche Asset Management       o Joined Deutsche Asset Management
    and the fund in 1999.                    in 1997 and the fund in 2002.
  o Over 16 years of investment            o Portfolio Manager for US Large Cap
    industry experience.                     Core Equity: New York.
  o Previously managed Chase Vista         o MS, London School of Economics.
    Growth & Income Fund, Chase Vista
    Large Cap Equity Fund, Chase Vista
    Balanced Fund and other equity
    portfolios for Chase Asset
    Management.










               Please Retain This Supplement for Future Reference



August 19, 2003